MasterCraft Boat Holdings, Inc. and Marine Products Corporation to Combine, Creating a Diversified Portfolio of Proven Recreational Marine Brands

Combination of MasterCraft, Crest, Balise, Chaparral, and Robalo Creates a Portfolio of Leading Brands Across Four Distinct Categories, More Than Doubling Consumer Reach

Expanded Geographic Coverage and Offerings to Unlock Growth Opportunities Through Complementary Coastal and Inland Dealer Networks

Expected to Deliver Differentiated and Innovative New Products While Accelerating New Model Launches

Attractive Financial Profile and Robust Balance Sheet to Drive Growth, Value Creation, and Focused Capital Allocation

Expected to be Accretive to Adjusted EPS in Fiscal 2027

MasterCraft to Host Conference Call at 8:30 AM ET to Discuss Second Quarter Results and Transaction Details

VONORE, Tenn. and ATLANTA Ga., February 5, 2026 — MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) (“MasterCraft”), a leading innovator, designer, and manufacturer of premium performance and leisure powerboats and Marine Products Corporation (NYSE: MPX) (“Marine Products”), a leading manufacturer of recreation and sport fishing powerboats, today announced that they have entered into a definitive agreement under which MasterCraft will acquire Marine Products in a cash and stock transaction valued at approximately $232.2 million, net of acquired cash.

The combination of MasterCraft and Marine Products brings together two iconic, market leading American recreational marine companies. The combined company will benefit from a more diversified portfolio of leading brands – MasterCraft, Crest, Balise, Chaparral, and Robalo – in attractive categories supported by advanced product development and manufacturing platforms as well as an expanded dealer network. Underpinned by MasterCraft’s innovation prowess and operational excellence, alongside Marine Products’ best-in-class products and strong dealer relationships, the combined company will have the scale, reach, and product offerings to meet the evolving needs of boating enthusiasts across multiple categories.

Under the terms of the agreement, Marine Products shareholders will receive $2.43 per share in cash and 0.232 shares of MasterCraft common stock for each share of Marine Products they own. Based on MasterCraft’s closing share price of $23.12 on February 4, 2026, this consideration implies a value of $7.79 per Marine Products share. The corresponding transaction value of $232.2 million represents approximately 7.2x Marine Products’ expected EBITDA for the twelve months ending June 30, 2026, after adjusting for the elimination of approximately $6 million of public company costs and corporate overhead. Upon closing of the transaction, MasterCraft shareholders will own 66.5% and Marine Products shareholders will own 33.5% of the combined company. The transaction has been unanimously approved by the Boards of Directors of both companies and the Special Committee of the Board of Directors of Marine Products. The transaction is expected to be financed through combined cash on hand.

Brad Nelson, Chief Executive Officer of MasterCraft, said, “Today marks an exciting and transformational step for MasterCraft and Marine Products as we continue shaping the future of the marine industry together. We have long admired Marine Products and the success its team has achieved in creating a leading brand for recreational boaters with Chaparral and a leader in sport fishing boats with Robalo. Supported by both companies’ proven category leadership, the combined company will serve an expanded customer base with diversified offerings, drive differentiated innovation, and deliver greater value for dealers and consumers.”

Mr. Nelson continued, “Like MasterCraft, Marine Products has succeeded through boating industry cycles with a disciplined approach to managing production, inventory levels, and dealer health while maintaining a robust financial profile. Together, we will be well positioned to capitalize on growth opportunities, particularly as demand for our products recovers. We look forward to bringing Chaparral and Robalo on board as we embark on this new chapter, build on our shared legacies of excellence, and generate value for shareholders of the combined company.”

Ben Palmer, Chief Executive Officer of Marine Products, said, “This transaction marks an exciting new chapter for Chaparral and Robalo, and is a testament to the hard work and dedication of our employees. We believe that MasterCraft will be a great steward of the combined business and an enthusiastic partner to our exceptional dealers and suppliers. In addition, the combination is structured to enable shareholders to continue to participate in the strength and upside potential of the combined company and benefit from a stronger institutional following.”

Compelling Strategic, Operational, and Financial Benefits

The combined company is expected to deliver meaningful strategic, operational, and financial benefits including:

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A proven, diversified, and complementary portfolio of best-in-class brands. Bringing MasterCraft’s category leadership in premium performance (MasterCraft) and leisure (Crest, Balise) together with Marine Products’ market leadership in recreational (Chaparral) and sport fishing (Robalo) creates a more diversified offering to meet the needs of an expanded customer base.

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Compatible dealer networks and commercial organizations. Highly complementary coastal and inland dealer networks and commercial capabilities will enable the combined company to expand its presence in key geographies and enhance growth opportunities to drive long-term value.

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Enhanced manufacturing capabilities with robust technological innovation. The combined company’s enhanced scale and capabilities are expected to support more efficient brand investment and enhanced innovation to drive growth. With powerful product development and manufacturing platforms, the combined company is expected to deliver differentiated and innovative new products while accelerating new model launches. Manufacturing facilities in Tennessee, Michigan, and Georgia are expected to enable the sharing of best practices to improve overall production efficiency, improve buying power, and provide operational flexibility for future growth.

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An attractive financial profile. On a pro forma basis for the twelve months ending June 30, 2026, the combined company is expected to generate net sales of approximately $560 million and adjusted EBITDA of approximately $64 million. The combination is also expected to drive enhanced operating margins over time, starting with the elimination of Marine Products’ public company costs and corporate overhead, totaling approximately $6 million in annual net savings. After adjusting for the elimination of these expenses, MasterCraft management expects that the transaction will be accretive to adjusted EPS in Fiscal 2027. The combined company will have a robust balance sheet with no debt and significant capacity, providing enhanced financial flexibility to fund ongoing growth investments while maintaining a disciplined capital allocation framework.

Leadership and Governance

Upon completion of the transaction, Mr. Nelson, Chief Executive Officer of MasterCraft, will serve as Chief Executive Officer of the combined company, and Scott Kent, Chief Financial Officer of MasterCraft, will serve as Chief Financial Officer of the combined company. MasterCraft expects to maintain the Chaparral and Robalo leadership teams, brands and employees as a separate operating unit.

Following closing, MasterCraft’s Board of Directors will expand from seven to 10 directors and include three new directors. Roch Lambert will serve as Chair of the Board of the combined company.

The combined company will be headquartered in Vonore, Tennessee and will maintain the Chaparral and Robalo operating facilities in Nashville, Georgia.

Approvals and Closing

The transaction is expected to close in the second calendar quarter of 2026, subject to approval by both MasterCraft and Marine Products shareholders and the satisfaction of other customary closing conditions.

LOR, Inc., Marine Products’ majority shareholder, has entered into a voting agreement to vote in favor of the transaction at the Special Meeting of Marine Products shareholders to be held in connection with the transaction.

Second Quarter Fiscal 2026 Earnings

In a separate press release issued today, MasterCraft reported its second quarter fiscal-year 2026 financial results. MasterCraft’s press release is available at Investors.MasterCraft.com. Marine Products also reported its fourth-quarter and full-year 2025 financial results today, which is available on its website at www.marineproductscorp.com.

Conference Call and Webcast Information

MasterCraft will host a conference call and live webcast to discuss both the transaction and its second quarter 2026 results, today, February 5 at 8:30 AM ET. Participants may access the conference call live via webcast on the investor section of MasterCraft’s website, Investors.MasterCraft.com, by clicking on the webcast icon. To participate via telephone, please register in advance at this link. Upon registration, all telephone participants will receive a confirmation email detailing how to join the conference call, including the dial-in number along with a unique passcode and registrant ID that can be used to access the call. A replay of the conference call and webcast will be archived on MasterCraft’s website.

Advisors

Wells Fargo is acting as exclusive financial advisor to MasterCraft and King & Spalding LLP is serving as legal counsel. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to MasterCraft. Truist Securities is serving as exclusive financial advisor to Marine Products, and Alston & Bird LLP is serving as legal advisor. Potter Anderson & Corroon LLP is serving as legal counsel to the Special Committee of the Marine Products board. Gagnier Communications LLC is serving as strategic communications advisor to Marine Products. McDermott Will & Schulte LLP is serving as legal advisor to LOR, Inc.

About MasterCraft Boat Holdings, Inc.

Headquartered in Vonore, Tenn., MasterCraft Boat Holdings, Inc. is a leading innovator, designer, manufacturer and marketer of recreational powerboats through its three brands, MasterCraft, Crest, and Balise. For more information about MasterCraft Boat Holdings, and its three brands, visit: Investors.MasterCraft.com, www.mastercraft.com, www.CrestPontoonBoats.com, and www.BalisePontoonBoats.com.

About Marine Products

Marine Products Corporation is a leading manufacturer of high-quality fiberglass boats under the brand names Chaparral and Robalo. Chaparral’s sterndrive models include SSi Sportboats and SSX Luxury Sportboats, and the GTS SURF Series. Chaparral’s outboard offerings include OSX Luxury Sportboats, the SSi Outboard Bowriders, and SSX Luxury Sportboats. Robalo builds an array of outboard sport fishing models, which include Center Consoles, Dual Consoles and Cayman Bay Boats. For more information on Marine Products Corporation visit its website at www.marineproductscorp.com, www.chaparralboats.com, and www.robalo.com,

Forward Looking Statements

This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can often be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions and comparable terminology or the negative thereof.

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: (i) the anticipated financial performance of the combined company; (ii) the expected synergies and efficiencies to be achieved as a result of the proposed transactions; (iii) expectations regarding the diversification and complementary nature of brand portfolios; (iv) expectations regarding the complementary nature of dealer networks; (v) expectations regarding enhancements to the manufacturing platform and technological innovation; (vi) the financial profile and profitability of the combined company; (vii) expectations regarding cost savings; (viii) expectations regarding the combined company’s employees, vendors, dealers and manufacturing operations; (ix) expectations regarding the realization of benefits of the proposed transactions and the timing associated with realization thereof; and (x) the receipt of all necessary approvals to close the proposed transactions and the timing associated therewith. These and other important factors discussed under the caption “Risk Factors” in MasterCraft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, and Marine Products’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, in each case could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this press release.

Any such forward-looking statements represent estimates as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. MasterCraft undertakes no obligation (and expressly disclaims any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparisons of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Additional Information and Where to Find It

In connection with the proposed transactions, MasterCraft intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of MasterCraft’s common stock to be issued in the proposed transactions and a joint proxy statement/prospectus for MasterCraft’s and Marine Products’ respective stockholders (the “Joint Proxy Statement/Prospectus”). The definitive joint proxy statement (if and when available) will be mailed to stockholders of MasterCraft and Marine Products. Each of MasterCraft and Marine Products may also file with or furnish to the SEC other relevant documents regarding the proposed transactions. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that MasterCraft and Marine Products may mail to their respective stockholders in connection with the proposed transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION AND THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT MASTERCRAFT, MARINE PRODUCTS AND THE PROPOSED TRANSACTIONS.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from MasterCraft at its website, www.mastercraft.com, or from Marine Products at its website, www.marineproductscorp.com. Documents filed with the SEC by MasterCraft will be available free of charge by accessing the investor section of MasterCraft’s website, www.investors.mastercraft.com, or, alternatively, by directing a request by email to MasterCraft at investorrelations@mastercraft.com and documents filed with the SEC by Marine Products will be available free of charge by accessing Marine Products’ website at www.marineproductscorp.com under the heading Investor Relations or, alternatively, by directing a request by email to Marine Products at jlarge@marineproductscorp.com.

Participants in the Solicitation

MasterCraft, Marine Products and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of MasterCraft and Marine Products in connection with the proposed transactions under the rules of the SEC. Information about MasterCraft’s directors and executive officers is available in MasterCraft’s proxy statement dated September 15, 2025 for its 2025 Annual Meeting of Stockholders (available here). To the extent holdings of MasterCraft common stock by the directors and executive officers of MasterCraft have changed from the amounts of MasterCraft common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (available here). Information about Marine Products’ directors and executive officers is available in Marine Products’ proxy statement dated March 12, 2025 for its 2025 Annual Meeting of Stockholders (available here). To the extent holdings of Marine Products common stock by the directors and executive officers of Marine Products have changed from the amounts of Marine Products common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (available here). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC’s website at www.sec.gov or from MasterCraft or Marine Products using the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

MasterCraft Contacts:

Investors

Alec Harmon
Director of Strategy and Investor Relations
Email: investorrelations@mastercraft.com

Media

Mahmoud Siddig / Tim Lynch / Fouad Boutros

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449

Marine Products Contacts:

Investors

Joshua Large

Vice President, Corporate Finance and Investor Relations

jlarge@marineproductscorp.com

Media

Riyaz Lalani / Dan Gagnier

Gagnier Communications LLC

MarineProducts@gagnierfc.com